UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2019 (April 23, 2019)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, par value $.01	CAR	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 23, 2019, our Avis Budget Rental Car Funding (AESOP) LLC subsidiary issued $650 million of asset-backed securities with a maturity of five years, comprised of approximately $535.6 million aggregate principal amount of Series 2019-2 3.35% Class A notes, $62.4 million aggregate principal amount of Series 2019-2 3.55% Class B notes and $52.0 million aggregate principal amount of Series 2019-2 4.24% Class C notes. The issuer also issued $35.75 million aggregate principal amount of Series 2019-2 5.926% Class R notes, which are subordinated to the Class A, Class B and Class C notes and which were issued to its sole shareholder, AESOP Leasing L.P. The notes were issued under the Series 2019-2 Supplement dated April 23, 2019, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A. as trustee and as Series 2019-2 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, as amended.

The notes are secured under the Second Amended and Restated Base Indenture primarily by vehicles in our domestic fleet and other related assets. The foregoing summary of the notes is qualified in its entirety by reference to the full text of the Series 2019-2 Supplement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated by reference herein.

Certain purchasers of the notes, and the trustee, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 of this report is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Series 2019-2 Supplement, dated as of April 23, 2019, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2019-2 Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Michael Tucker
Name:	Michael Tucker
Title:	Executive Vice President and General Counsel

Date: April 29, 2019

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated April 29, 2018 (April 23, 2018)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Series 2019-2 Supplement, dated as of April 23, 2019, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2019-2 Agent.